Summary Prospectus JANUARY 28, 2021

JOHCM International Small Cap Equity Fund
Class / Ticker  Institutional Shares  JOSMX   Class I Shares  JOISX   Class II Shares  JOSAX
Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated JANUARY 28, 2021, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to https://www.johcm.com/us/how-to-invest/222/prospectus-sai, call 866-260-9549 (toll free) or 312-557-5913, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective
The investment objective of the JOHCM International Small Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation.
 Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (Fees paid directly from your investment)
	Institutional Shares	Class I Shares	Class II Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares	Class I Shares	Class II Shares
Management Fee	1.05%	1.05%	1.05%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%
Other Expenses[1]	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	1.21%	1.31%	1.46%
1
Amount has been restated to reflect current expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$123	$384	$665	$1,466
Class I Shares	$133	$415	$718	$1,579
Class II Shares	$149	$462	$797	$1,746

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 24.72% of the average value of its portfolio.
 Principal Investment Strategy
The Fund invests at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are based outside the United States, including companies in emerging and frontier as well as in developed markets. Shareholders will be given 60 days’ advance notice of any change to this policy. The Fund may invest in securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. Under normal circumstances, the Fund will hold 70-80 investments across 12 countries.
Small cap companies are defined as companies with market capitalizations at the time of purchase below $5 billion. A company is considered to be “based” outside the United States if: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.
The Fund also may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. If the Fund continues to
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hold securities of small companies whose market capitalization, subsequent to purchase, grows to exceed U.S. $5 billion, it may continue to treat them as small companies for the purposes of the 80% requirement.
 Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the main risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. Price volatility is the principal risk of investing in the Fund. Investments in small-capitalization or in mid-capitalization companies may be more volatile than investments in larger companies.
Foreign & Emerging Markets Risk. Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Investing in emerging market securities magnifies the risks inherent in foreign investments exposes the Fund to economic structures that are generally less diverse and mature and to political systems that may be less stable than those of developed countries. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The departure of one or more other countries from the European Union may have significant political and financial consequences for global markets.
Small Cap Company Risk. The small capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small cap stocks may be more volatile than those of larger companies.
Currency Risk. Investments in foreign countries are also subject to currency risk. As the Fund’s investments in foreign securities are generally denominated in foreign currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints.
Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.
The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on international small capitalization stocks.
 Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I Shares only and will vary from the after-tax returns for Class II. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
 Annual Return – Institutional Class Shares for year ended December 31*

Best Quarter:	4Q 2020	19.07%
Worst Quarter:	1Q 2020	(28.95)%
*
The Fund's fiscal year end is September 30. The Fund's most recent quarterly return (since the end of the last fiscal year) through December 31, 2020 was 19.07%.
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 Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception^
Institutional Class Shares – Before Taxes	9.82%	8.45%	5.93%
Institutional Class Shares – After Taxes on Distributions	9.91%	8.00%	5.53%
Institutional Class Shares – After Taxes on Distributions and Sale of Fund Shares	6.01%	6.76%	4.74%
Morgan Stanley Capital International ACWI ex-USA Small Cap Index (reflects no deductions for fees or expenses)*	14.24%	9.37%	6.76%
Class I Shares – Before Taxes	9.69%	8.34%	5.85%
Class II Shares – Before Taxes	9.55%	8.18%	5.67%
^
The Institutional Class Shares of the JOHCM International Small Cap Equity Fund commenced operations on October 1, 2013. Class II Shares commenced operations on November 18, 2013 and Class I Shares commenced operations on January 2, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares has been adjusted to reflect differences in expenses.
*
Index returns shown are net of withholding taxes.
 Portfolio Management
Investment Adviser

The Fund’s investment adviser is J O Hambro Capital Management Limited. JOHCM (USA) Inc. is the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers

Robert Cresci Senior Fund Manager Length of Service: Since 2013
 Buying and Selling Fund Shares
Minimum Initial Investment:	To Buy or Sell Shares:
Institutional $1,000,000 Class I No minimum Class II No minimum Class III No minimum	JOHCM Funds c/o The Northern Trust Company P.O. Box 4766 Chicago, IL 60680-4766
There is no minimum for additional investments.	Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any business day that the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.
 Dividends, Capital Gains and Taxes
The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
 Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
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